SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 26, 2000




                  WISCONSIN ENERGY CORPORATION
     (Exact name of registrant as specified in its charter)


                            001-09057
                    (Commission file number)


         Wisconsin                          39-1391525
(State or other jurisdiction             (I.R.S. Employer
    of incorporation or                 Identification No.)
       organization)


     231 West Michigan Street, P.O. Box 2949           53201
               Milwaukee, Wisconsin                  (Zip Code)
              (Address of principal
                executive offices)


                         (414) 221-2345
      (Registrant's telephone number, including area code)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                   ACQUISITION OF WICOR, INC.

     On April 26, 2000, WICOR, Inc., a Wisconsin corporation ("WICOR"), became a wholly owned subsidiary of Wisconsin Energy Corporation ("Wisconsin Energy") through the merger of CEW Acquisition, Inc., a Wisconsin corporation and a wholly owned subsidiary of Wisconsin Energy ("Acquisition"), with and into WICOR (the "Merger") pursuant to an Agreement and Plan of Merger dated as of June 27, 1999, as amended (the "Merger Agreement") by and among Wisconsin Energy, WICOR and Acquisition. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Merger Agreement.

     The Merger Agreement provided that, at the Effective Time of Merger, each outstanding share of WICOR Common Stock (together with the associated common stock purchase rights issued pursuant to WICOR's Rights Agreement) would be converted into the right to receive cash, Wisconsin Energy Common Stock, or a combination of cash and shares of Wisconsin Energy Common Stock (the "Merger Consideration") having a value of $31.50 per share if the Closing occurred by July 1, 2000 (the "Exchange Value"). The Merger Agreement provided that prior to the Closing Date, Wisconsin Energy would select the percentage of the Merger Consideration to be paid in Wisconsin Energy Common Stock, which could be not less than 40% or more than 60%; the balance would be paid in cash.
The Exchange Ratio for each share of WICOR Common Stock converted into Wisconsin Energy Common Stock was to be determined by dividing the Exchange Value by the average of the closing prices of the Wisconsin Energy Common Stock on the New York Stock Exchange for the ten trading days ending with the fifth trading day prior to the Closing Date (the "Average Wisconsin Energy Price"). Each WICOR shareholder was entitled to elect to receive cash, Wisconsin Energy Common Stock or a combination thereof, subject to proration if the cash or stock elections exceeded the amounts permitted. However, if the Average Wisconsin Energy Price was less than $22.00 per share, Wisconsin Energy could elect to pay the entire Merger Consideration in cash.

     As calculated under the Merger Agreement the Average Wisconsin Energy Price was $20.73125, the average of the closing sale prices for the ten trading days beginning with April 5, 2000 and ending with April 18, 2000. Since the Average Wisconsin Energy Price was less than $22.00 per share, Wisconsin Energy notified WICOR on April 19, 2000, that it elected to pay 100% of the Merger Consideration in cash.

     Accordingly, subject to the terms and conditions of the Merger Agreement, each share of WICOR Common Stock outstanding at the Effective Time of Merger was converted into the right to receive $31.50 in cash. Each outstanding option to purchase shares of WICOR Common Stock (a "WICOR Option") under WICOR's 1987 Stock Option Plan, 1992 Director Stock Option Plan or 1994 Long-Term Performance Plan (collectively, the "WICOR Option Plans"), and each other then outstanding equity-based award or account (including shares of WICOR New Restricted Stock awarded after the date of the Merger Agreement) (individually a "WICOR Award"), were assumed by Wisconsin Energy and converted into shares, phantom shares or options to acquire shares of Wisconsin Energy Common Stock on the same terms and conditions as were applicable under such WICOR Option or WICOR Award immediately prior to the Effective Time of Merger, as adjusted to reflect the Exchange Ratio of 1.5194 shares of Wisconsin Energy Common Stock for each share of WICOR Common Stock (the Exchange Value of $31.50 per WICOR share divided by $20.73125, the Average Wisconsin Energy Price), as provided in the Merger Agreement.

     Immediately prior to the Effective Time of Merger, there were 37,936,648 shares of WICOR Common Stock (excluding 38,000 shares of WICOR New Restricted Stock) outstanding which were converted into the right to receive $31.50 per share in cash, and there were WICOR Options outstanding under the WICOR Option Plans to purchase an aggregate of 3,040,621 shares of WICOR Common Stock. Accordingly, a total of $1,195,004,412 was paid in cash in the Merger, 57,745 shares of restricted Wisconsin Energy Common Stock were issued, and up to 4,619,969 shares of Wisconsin Energy Common Stock are issuable upon the exercise of WICOR Options assumed pursuant to the Merger Agreement.

     The Exchange Value and other terms of the Merger Agreement were determined by arm's-length negotiations between the parties. The shareholders of WICOR and Wisconsin Energy approved the Merger Agreement and the transactions contemplated thereby at their respective special meetings held on October 27, 1999.

     The Public Service Commission of Wisconsin approved Wisconsin Energy's application to complete the Merger by an Order dated March 14, 2000, subject to stated conditions, and the Securities and Exchange Commission issued an Order on April 10, 2000, approving Wisconsin Energy's application under the Public Utility Holding Company Act of 1935, as amended, to acquire all of the outstanding WICOR Common Stock and to confirm that Wisconsin Energy and WICOR will retain their status as exempt holding companies after the Merger. By letter dated March 2, 2000, the Federal Trade Commission advised that its investigation of the proposed Merger had been closed.

     WICOR Common Stock ceased to trade on the New York Stock
Exchange at the close of business on April 26, 2000, and will be delisted and deregistered.

     As provided by the Merger Agreement, George E. Wardeberg, the Chairman and Chief Executive Officer of WICOR, was elected as a director and appointed as Vice Chairman of the Board of Directors of Wisconsin Energy as of the Effective Time of Merger, and Willie D. Davis, an outside director of WICOR, was also elected to the Wisconsin Energy Board as of the Effective Time of Merger.

     WICOR is a diversified holding company with two principal business groups: energy services and pump manufacturing. WICOR has the following subsidiaries engaged in the indicated principal businesses. Wisconsin Gas Company engages in retail sales and distribution of natural gas and water. WICOR Energy Services Company engages in natural gas purchasing, and energy and price risk management. FieldTech, Inc. provides meter reading and technology services for gas, electric and water utilities. Sta-Rite Industries, Inc., SHURflo Pump Manufacturing Co. and Hypro Corporation are manufacturers of pumps, fluid processing and filtration equipment. WICOR Industries, Inc. is an intermediate holding company which holds the stock of the manufacturing subsidiaries.

     Further information concerning the Merger Agreement and the transactions contemplated by the Merger Agreement is contained in Wisconsin Energy's Registration Statement on Form S-4 (No. 333-86827) which was filed with the SEC under the Securities Act of 1933 on September 9, 1999, and became effective on September 10, 1999, and the Joint Proxy Statement/Prospectus dated September 10, 1999, included therein.

     Wisconsin Energy is undertaking a thorough review of WICOR's operations and studying the manner in which the operations of the two companies can best be optimized and intends to take such actions as a result of this review as may be deemed appropriate under the circumstances. Wisconsin Energy currently intends to continue the primary business operations of WICOR, and to continue to use the physical assets of such primary business operations for that purpose, while integrating such operations with its own.


     Financing of the Merger

     The total amount of funds required to consummate the Merger is currently estimated to be approximately $1.2 billion, including related fees and expenses. Wisconsin Energy has obtained the cash needed to pay the Merger Consideration through the issuance of commercial paper in the institutional private placement market. Wisconsin Energy has arranged a $1.0 billion 364-day bank back-up credit facility and a $0.5 billion three-year bank back-up credit facility to provide credit support for the issuance of Wisconsin Energy's commercial paper. In addition, approximately $300 million of WICOR debt will remain outstanding.




ITEM 5.  OTHER EVENTS.

      Securities Ratings

     At the end of April 2000, in conjunction with consummation of Wisconsin Energy's acquisition of WICOR, Moody's Investors Service ("Moody's") assigned a general corporate rating of A1 to Wisconsin Energy and maintained its ratings of the debt securities of Wisconsin Energy and Wisconsin Electric. Duff & Phelps Inc. ("D&P") reaffirmed its long-term credit ratings of Wisconsin Energy and Wisconsin Energy Capital Corporation as well as its short-term rating of Wisconsin Electric, but downgraded its long-term credit ratings of Wisconsin Electric. Fitch Investors
Service ("Fitch") assigned initial credit ratings for Wisconsin Energy, Wisconsin Energy Capital Corporation, WEC
Capital Trust I trust preferred securities and Wisconsin
Electric commercial paper and reaffirmed its long-term ratings of Wisconsin Electric. Also at the end of April
2000, Standard & Poors Corporation ("S&P") lowered its ratings on Wisconsin Energy and Wisconsin Energy's subsidiaries except for the short-term ratings of Wisconsin
Electric which were reaffirmed. In conjunction with its debt rating adjustments at the end of April 2000, S&P removed all long-term ratings on Wisconsin Energy and its subsidiaries from credit watch with negative implications, assigning a negative outlook.

     In June 1999, S&P and Moody's confirmed the ratings of securities of Wisconsin Gas Company ("Wisconsin Gas").
These rating actions followed the June 28, 1999 announcement that Wisconsin Energy would acquire Wisconsin Gas' parent, WICOR. In April 2000, S&P revised the outlook on Wisconsin Gas to negative from stable.

     The following table summarizes various current ratings of Wisconsin Energy's and Wisconsin Electric's securities by S&P, Moody's, D&P and Fitch as well as securities of Wisconsin Gas by S&P and Moody's. WICOR has no debt outstanding and the commercial paper of WICOR Industries, Inc. is unrated.

                                          S & P         Moody's         D & P          Fitch
                                        ---------      ---------      ---------      ---------
Wisconsin Electric Power Company
  Commercial Paper                         A-1+           P-1            D-1+           F-1+
  Senior Secured Debt                      AA-            Aa2            AA             AA
  Unsecured Debt                           A+             Aa3            AA-            AA-
  Preferred Stock                          A              aa3            AA-            AA-

Wisconsin Gas Company
  Commercial Paper                         A-1+           P-1             -              -
  Senior Unsecured Debt                    AA-            Aa2             -              -

Wisconsin Energy Corporation
  Commercial Paper                         A-1            P-1            D-1            F-1

Wisconsin Energy Capital Corporation
  Unsecured Debt                           A+             A1             A+             A+

WEC Capital Trust I
  Trust Preferred Securities               A-             a1             A              A


     Giddings & Lewis, Inc./City of West Allis Lawsuit

     In July 1996, Giddings & Lewis, Inc., Kearney & Trecker Corporation, now a part of Giddings & Lewis, Inc., and the City of West Allis brought an action in the Milwaukee County Circuit Court alleging that Wisconsin Electric had deposited cyanide contaminated wood chips in 1959 at two sites in West Allis, Wisconsin owned by the plaintiffs. Environmental remediation at both sites was completed several years ago, with the current owners paying for disposal of materials found on their respective portions of the sites. Internal investigations led Wisconsin Electric to believe that it was not the source of this waste.

     In July 1999, a jury issued a verdict against Wisconsin Electric awarding the plaintiffs $4.5 million in compensatory damages for clean-up costs and loss of property value and $100 million in punitive damages. In October 1999, the Circuit Court denied Wisconsin Electric's post trial motions and directed that judgment on the verdict be entered. Wisconsin Electric has filed notice of appeal of the judgment to the Wisconsin Court of Appeals.

     In December 1999, in order to stop the post-judgment accrual of interest at 12% during the pendency of the appeal, Wisconsin Electric tendered a contested liability payment of $110 million, which is part of Deferred Charges and Other Assets - Other on the Consolidated Balance Sheet, to the Milwaukee County Clerk of Circuit Court representing the amount of the verdict and accrued interest. Under
Wisconsin law, the plaintiffs are liable to Wisconsin
Electric upon reversal or reduction of the judgment for the applicable amount of the funds tendered with interest.

     In further post-trial proceedings, the plaintiffs filed with the Circuit Court a motion for sanctions based upon representations made by Wisconsin Electric during trial that Wisconsin Electric had no insurance coverage for the punitive damage award. The Circuit Court held hearings on the sanctions issue in February 2000. On April 27, 2000, the Circuit Court Judge issued her ruling on the sanctions matter relating to the Giddings & Lewis / City of West Allis lawsuit. The Judge imposed the following sanctions against Wisconsin Electric: (i) "Judgment in the alternative" as a sanction, thereby finding an alternative basis upon which to sustain the $104.5 million verdict returned by the jury;
(ii) a bar against Wisconsin Electric pursuing insurance coverage for the punitive damage portion of the verdict; and
(iii) a requirement that Wisconsin Electric pay the plaintiffs' costs relating to the sanctions matter. In addition to its appeal of the judgment entered on the jury's verdict, Wisconsin Electric will also appeal the Judge's ruling on the sanctions matter.

     In the opinion of management, based in part on the advice of legal counsel, the jury verdict was not supported by the evidence or the law and the unprecedented award of punitive damages of this magnitude was unwarranted and should therefore be reversed or substantially reduced on appeal. Management also believes that the sanctions imposed by the Judge were not supported by the evidence or the law. As such, Wisconsin Electric has not established a reserve for potential damages from this suit.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired:

          The following financial statements of WICOR
     (Commission File No. 1-7951) are incorporated herein by reference to Item 8 on pages 25 through 45 of WICOR's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (a copy of which is filed herewith as Exhibit 99.1):

          1. Financial Statements. WICOR's consolidated balance sheets and statements of capitalization as of December 31, 1999 and 1998, and the related consolidated statements of income, common equity and cash flows for each of the three years in the period ended December 31, 1999, together with the report of independent public accountants dated January 24, 2000.

     (b)  Pro Forma Financial Information:

          It is impracticable to provide the required pro forma financial information at the time this report is being filed. Appropriate pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, as an amendment to this report, and in any event not later than July 10, 2000.

     (c)  Exhibits:

          See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.


                                                         FORM 8-K



                           SIGNATURES


     Pursuant   to   the   requirements   of   the   Securities   Exchange   Act
of   1934,   the   registrant  has  duly  caused  this  report  to   be   signed
on its behalf by the undersigned thereunto duly authorized.


                              WISCONSIN ENERGY CORPORATION



                              By:  /s/ Paul Donovan
                                ------------------------------
                                Paul Donovan, Senior Vice
                                President and Chief
                                Financial Officer


Date:  April 27, 2000




                  WISCONSIN ENERGY CORPORATION
                  (Commission File No. 1-9057)

                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K
                Date of Report:  April 26, 2000



Exhibit                               Incorporated       Filed
Number          Description              Herein        Herewith
------          -----------          by Reference to   --------
                                     ---------------

2.1        Agreement and Plan of   Appendix A to the
           Merger, dated as of     joint proxy
           June 27, 1999, as       statement/prospect
           amended as of           us dated September
           September 9, 1999, by   10, 1999, included
           and among Wisconsin     in Wisconsin
           Energy Corporation,     Energy's
           WICOR, Inc. and CEW     Registration on
           Acquisition, Inc.       Form S-4 filed on
                                   September 9, 1999
                                   (File No. 333-
                                   86827) (the "Form
                                   S-4")

2.2        Amendment to Agreement  Exhibit 2.2 to the
           and Plan of Merger      Form S-4
           dated as of September
           9, 1999

2.3        Second Amendment to                             x
           Agreement and Plan of
           Merger dated as of
           April 26, 2000

23.1       Consent of Arthur                               x
           Andersen LLP

99.1       WICOR, Inc.'s                                   x
           consolidated balance
           sheets and statements
           of capitalization as
           of December 31, 1999
           and 1998, and the
           related consolidated
           statements of income,
           common equity and cash
           flows for each of the
           three years in the
           period ended December
           31, 1999, together
           with the report of
           independent public
           accountants dated
           January 24, 2000.